EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of ABM Industries Incorporated (the "Company") on Form 10-Q for the period ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George B. Sundby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 11, 2003                       /s/ George B. Sundby
                                    ----------------------------------------
                                    George B. Sundby
                                    Chief Financial Officer
                                    (Principal Financial Officer)

         A signed original of this written statement required by Section 906 has been provided to ABM Industries Incorporated and will be retained by ABM Industries Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.